Exhibit 24.1

POWER OF ATTORNEY

I hereby appoint Keith D. Browning my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of CarMax, Inc. for its fiscal year ended February 28, 2003, and any amendment which such attorney-in-fact may deem appropriate or necessary.


                    Signature:   /s/ Austin Ligon
                                 ---------------------------------
                    Print Name:  Austin Ligon
                    Title:       President, Chief Executive Officer and Director

Exhibit 24.1

POWER OF ATTORNEY

I hereby appoint Austin Ligon my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of CarMax, Inc. for its fiscal year ended February 28, 2003, and any amendment which such attorney-in-fact may deem appropriate or necessary.


                    Signature:   /s/ Keith D. Browning
                                 --------------------------------
                    Print Name:  Keith D. Browning
                    Title:       Executive Vice President, Chief Financial
                                 Officer and Director

Exhibit 24.1

 POWER OF ATTORNEY

I hereby appoint Austin Ligon or Keith D. Browning my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of CarMax, Inc. for its fiscal year ended February 28, 2003, and any amendment which such attorney-in-fact may deem appropriate or necessary.

                    Signature:  /s/ Jeffrey E. Garten
                                ---------------------------------
                    Print Name: Jeffrey E. Garten
                    Title:      Director

                    Signature:  /s/ W. Robert Grafton
                                ---------------------------------
                    Print Name: W. Robert Grafton
                    Title:      Director

                    Signature:  /s/ William S. Kellogg
                                ---------------------------------
                    Print Name: William S. Kellogg
                    Title:      Director

                    Signature:  /s/ Hugh G. Robinson
                                ---------------------------------
                    Print Name: Hugh G. Robinson
                    Title:      Director

                    Signature:  /s/ Richard L. Sharp
                                ---------------------------------
                    Print Name: Richard L. Sharp
                    Title:      Director

                    Signature:  /s/ Beth A. Stewart
                                ---------------------------------
                    Print Name: Beth A. Stewart
                    Title:      Director

                    Signature:  /s/ William R. Tiefel
                                ---------------------------------
                    Print Name: William R. Tiefel
                    Title:      Director